Exhibit 99.2

Supplemental Information

Second Quarter 2003

July 14, 2003

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

●	Diluted EPS of $1.80, up 13% and 29% over 1Q03 and 2Q02, respectively.

●	Total revenue rose 8% over 1Q03 and 12% over 2Q02.

●	Consumer and Commercial Banking segment revenue rose 9% over 1Q03 and 15% over 2Q02 led by record quarters in card services and consumer real estate.

●	Consumer loans grew 17% while deposit levels rose 9% over the second quarter 2002.

●	Added 560,000 net new checking accounts in first half of 2003 versus 528,000 for full year of 2002.

●	Customer satisfaction for Top 2 box scores of most delighted customers rose 14% over year ago.

●	Banking center product sales increased 32% in the past year.

●	Asset Management segment growth over 1st quarter levels fueled by 26% growth in sales by Marsico.

●	Record quarter in investment banking driven by strong debt issuance as well as market share gains in equities and equity linked securities.

●	Net charge-offs were down 7% from 1Q03 and 13% from a year earlier.

●	Nonperforming asset levels declined 12% from March 2003 driven by declines in large corporate and commercial levels.

●	Beginning in September, our quarterly dividend will increase 25% to $0.80 per common share.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002
Income statement
Total revenue	$18,514	$17,168	$9,620	$8,894	$8,804	$8,522	$8,575
Provision for credit losses	1,605	1,728	772	833	1,165	804	888
Gains on sales of securities	569	137	296	273	304	189	93
Noninterest expense	9,775	8,984	5,058	4,717	4,832	4,620	4,490
Income tax expense	2,541	2,193	1,348	1,193	497	1,052	1,069
Net income	5,162	4,400	2,738	2,424	2,614	2,235	2,221
Diluted earnings per common share	3.39	2.77	1.80	1.59	1.69	1.45	1.40
Average diluted common shares outstanding	1,524,715	1,586,836	1,523,306	1,526,288	1,542,482	1,546,347	1,592,250
Dividends paid per common share	$1.28	$1.20	$0.64	$0.64	$0.64	$0.60	$0.60
Performance ratios
Return on average assets	1.40%	1.38%	1.42%	1.38%	1.49%	1.33%	1.38%
Return on average common shareholders’ equity	20.90	18.55	21.86	19.92	21.58	19.02	18.47

Book value per share of common stock	$34.06	$31.47	$34.06	$33.38	$33.49	$32.07	$31.47
Market price per share of common stock:
High for the period	$80.00	$77.08	$80.00	$72.50	$71.99	$71.94	$77.08
Low for the period	64.26	57.51	67.20	64.26	53.98	57.90	66.82
Closing price	79.03	70.36	79.03	66.84	69.57	63.80	70.36
Market capitalization	118,254	106,642	118,254	100,095	104,403	95,838	106,642
Number of banking centers	4,200	4,232	4,200	4,202	4,208	4,226	4,232
Number of ATM’s	13,250	12,827	13,250	13,266	13,013	12,489	12,827
Full-time equivalent employees	132,796	135,489	132,796	132,583	133,944	134,135	135,489

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Supplemental Financial Highlights

(Dollars in millions)

Taxable-equivalent basis data

	Year-to- Date 2003	Year-to- Date 2002	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002
Net interest income	$10,885	$10,509	$5,524	$5,361	$5,537	$5,465	$5,262
Total revenue	18,825	17,430	9,779	9,046	8,967	8,685	8,743
Net interest yield	3.42%	3.80%	3.33%	3.52%	3.66%	3.75%	3.75%
Efficiency ratio	51.93	51.54	51.73	52.14	53.90	53.19	51.34

Reconciliation to GAAP Financial Measures

Shareholder value added (SVA) is a performance measure used in managing the corporation’s growth strategy and is not defined in GAAP (generally accepted accounting principles). Management believes that this measure provides users of this financial information with a more accurate picture of returns on capital used in operating the business for comparative purposes. Other companies may define or calculate supplemental financial data differently. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the six months ended June 30, 2003 and 2002, and the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002.

Reconciliation of net income to

shareholder value added

	Year-to- Date 2003	Year-to- Date 2002	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002
Net income	$5,162	$4,400	$2,738	$2,424	$2,614	$2,235	$2,221
Amortization expense	108	110	54	54	54	54	55
Capital charge	(2,716)	(2,844)	(1,378)	(1,338)	(1,454)	(1,409)	(1,442)

Shareholder value added	$2,554	$1,666	$1,414	$1,140	$1,214	$880	$834

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002
Interest income
Interest and fees on loans and leases	$10,760	$10,975	$5,412	$5,348	$5,502	$5,553	$5,530
Interest and dividends on securities	1,789	1,870	1,011	778	1,061	1,104	924
Federal funds sold and securities purchased under agreements to resell	387	485	193	194	208	177	270
Trading account assets	2,049	1,826	1,007	1,042	979	1,006	948
Other interest income	735	699	372	363	371	345	312

Total interest income	15,720	15,855	7,995	7,725	8,121	8,185	7,984

Interest expense
Deposits	2,452	2,728	1,269	1,183	1,292	1,414	1,384
Short-term borrowings	967	1,006	514	453	557	526	529
Trading account liabilities	624	629	316	308	289	342	344
Long-term debt	1,103	1,245	531	572	609	601	633

Total interest expense	5,146	5,608	2,630	2,516	2,747	2,883	2,890

Net interest income	10,574	10,247	5,365	5,209	5,374	5,302	5,094
Noninterest income
Consumer service charges	1,570	1,426	793	777	802	761	732
Corporate service charges	1,154	1,132	577	577	571	586	566

Total service charges	2,724	2,558	1,370	1,354	1,373	1,347	1,298

Consumer investment and brokerage services	779	801	401	378	370	373	420
Corporate investment and brokerage services	369	348	204	165	171	174	178

Total investment and brokerage services	1,148	1,149	605	543	541	547	598

Mortgage banking income	964	327	559	405	209	220	138
Investment banking income	866	805	488	378	422	318	464
Equity investment gains (losses)	(25)	(10)	43	(68)	(54)	(216)	(36)
Card income	1,443	1,196	762	681	736	686	621
Trading account profits	207	608	93	114	99	71	263
Other income	613	288	335	278	104	247	135

Total noninterest income	7,940	6,921	4,255	3,685	3,430	3,220	3,481

Total revenue	18,514	17,168	9,620	8,894	8,804	8,522	8,575
Provision for credit losses	1,605	1,728	772	833	1,165	804	888
Gains on sales of securities	569	137	296	273	304	189	93
Noninterest expense
Personnel	5,154	4,832	2,695	2,459	2,482	2,368	2,386
Occupancy	970	873	498	472	450	457	441
Equipment	537	541	253	284	292	291	279
Marketing	468	340	238	230	203	210	170
Professional fees	406	213	281	125	186	126	122
Amortization of intangibles	108	110	54	54	54	54	55
Data processing	528	431	262	266	291	295	226
Telecommunications	261	242	137	124	120	119	123
Other general operating	1,343	1,402	640	703	754	700	688

Total noninterest expense	9,775	8,984	5,058	4,717	4,832	4,620	4,490

Income before income taxes	7,703	6,593	4,086	3,617	3,111	3,287	3,290
Income tax expense	2,541	2,193	1,348	1,193	497	1,052	1,069

Net income	$5,162	$4,400	$2,738	$2,424	$2,614	$2,235	$2,221

Net income available to common shareholders	$5,160	$4,398	$2,737	$2,423	$2,613	$2,233	$2,220

Per common share information
Earnings	$3.45	$2.86	$1.83	$1.62	$1.74	$1.49	$1.45

Diluted earnings	$3.39	$2.77	$1.80	$1.59	$1.69	$1.45	$1.40

Dividends paid	$1.28	$1.20	$0.64	$0.64	$0.64	$0.60	$0.60

Average common shares issued and outstanding	1,496,827	1,538,600	1,494,094	1,499,405	1,499,557	1,504,017	1,533,783

Average diluted common shares issued and outstanding	1,524,715	1,586,836	1,523,306	1,526,288	1,542,482	1,546,347	1,592,250

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	June 30 2003	March 31 2003	June 30 2002
Assets
Cash and cash equivalents	$25,220	$25,069	$21,309
Time deposits placed and other short-term investments	6,790	5,523	6,307
Federal funds sold and securities purchased under agreements to resell	64,314	49,809	35,449
Trading account assets	66,947	65,733	63,466
Derivative assets	38,587	35,409	24,809
Securities:
Available-for-sale	114,250	75,511	82,143
Held-to-maturity	279	927	1,020

Total securities	114,529	76,438	83,163

Loans and leases	360,305	343,412	340,394
Allowance for credit losses	(6,841)	(6,853)	(6,873)

Loans and leases, net of allowance for credit losses	353,464	336,559	333,521

Premises and equipment, net	5,899	6,643	6,755
Mortgage banking assets	1,748	1,995	3,404
Goodwill	11,426	11,396	10,950
Core deposit intangibles and other intangibles	1,010	1,065	1,184
Other assets	79,245	64,126	48,131

Total assets	$769,179	$679,765	$638,448

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$132,851	$121,127	$101,163
Interest-bearing	256,602	242,287	224,582
Deposits in foreign offices:
Noninterest-bearing	2,206	2,331	1,750
Interest-bearing	30,276	29,431	33,274

Total deposits	421,935	395,176	360,769

Federal funds purchased and securities sold under agreements to repurchase	104,821	72,976	56,678
Trading account liabilities	27,708	23,578	25,751
Derivative liabilities	23,435	22,876	17,800
Commercial paper and other short-term borrowings	43,584	29,729	32,973
Accrued expenses and other liabilities	28,943	15,905	32,002
Long-term debt	61,681	63,442	59,181
Trust preferred securities	6,056	6,031	5,530

Total liabilities	718,163	629,713	590,684

Shareholders’ equity
Preferred stock, $0.01 par value; authorized—100,000,000 shares; issued and outstanding 1,306,463; 1,336,200; and 1,411,750 shares	56	57	60
Common stock, $0.01 par value; authorized—5,000,000,000 shares; issued and outstanding 1,496,314,280; 1,497,530,740; and 1,515,667,160 shares	15	127	1,499
Retained earnings	51,374	49,978	45,546
Accumulated other comprehensive income (loss)	(251)	74	660
Other	(178)	(184)	(1)

Total shareholders’ equity	51,016	50,052	47,764

Total liabilities and shareholders’ equity	$769,179	$679,765	$638,448

Bank of America Corporation

Capital Management

(Dollars in millions)

	2Q02	3Q02	4Q02	1Q03	2Q03*
Tier 1 capital	$41,097	$41,732	$43,105	$43,818	$45,192
Total capital	63,108	63,505	65,169	65,688	66,863
Risk-weighted assets	508,008	513,085	524,175	534,378	559,324
Tier 1 capital ratio	8.09%	8.13%	8.22%	8.20%	8.08%
Total capital ratio	12.42	12.38	12.43	12.29	11.95
Ending equity / ending assets	7.48	7.31	7.62	7.36	6.63
Ending capital / ending assets	8.35	8.22	8.53	8.25	7.42
Average equity / average assets	7.47	6.97	6.91	6.92	6.49

*Preliminary data on risk based capital

Share Repurchase Program

30 million common shares were repurchased in the second quarter of 2003 as a part of ongoing share repurchase programs.

105 million shares remain outstanding under the current authorized program (104 million net of outstanding put options).

29 million shares were issued in the second quarter of 2003, mostly due to stock incentive plans.

Bank of America Corporation

Average Balances and Interest Rates—Taxable-Equivalent Basis

(Dollars in millions)

	Second Quarter 2003			First Quarter 2003			Second Quarter 2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$7,888	$39	1.99%	$6,987	$43	2.49%	$10,673	$63	2.37%
Federal funds sold and securities purchased under agreements to resell	70,054	194	1.11	57,873	194	1.35	48,426	270	2.23
Trading account assets	99,129	1,022	4.13	99,085	1,053	4.27	78,113	961	4.93
Securities	95,614	1,028	4.30	67,784	793	4.69	67,291	939	5.59
Loans and leases(1):
Commercial—domestic	100,721	1,746	6.95	103,663	1,836	7.18	111,522	1,887	6.78
Commercial—foreign	18,004	170	3.79	18,876	156	3.35	21,454	212	3.97
Commercial real estate—domestic	20,039	218	4.36	19,955	215	4.37	21,486	258	4.83
Commercial real estate—foreign	305	3	3.95	301	3	3.88	393	5	5.14

Total commercial	139,069	2,137	6.16	142,795	2,210	6.27	154,855	2,362	6.12

Residential mortgage	120,754	1,703	5.64	113,695	1,582	5.59	94,726	1,602	6.77
Home equity lines	22,763	263	4.64	23,054	267	4.70	22,579	305	5.41
Direct/Indirect consumer	32,248	495	6.17	31,393	503	6.49	30,021	542	7.25
Consumer finance	7,244	137	7.58	8,012	154	7.76	11,053	226	8.20
Credit card	26,211	690	10.56	24,684	644	10.57	20,402	510	10.01
Foreign consumer	1,990	17	3.47	2,029	17	3.45	2,048	19	3.71

Total consumer	211,210	3,305	6.27	202,867	3,167	6.30	180,829	3,204	7.10

Total loans and leases	350,279	5,442	6.23	345,662	5,377	6.29	335,684	5,566	6.65

Other earning assets	40,536	429	4.24	35,701	417	4.71	22,005	353	6.42

Total earning assets(2)	663,500	8,154	4.92	613,092	7,877	5.18	562,192	8,152	5.81

Cash and cash equivalents	23,203			21,699			21,200
Other assets, less allowance for credit losses	87,941			78,508			63,207

Total assets	$774,644			$713,299			$646,599

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$24,420	$35	0.58%	$22,916	$34	0.59%	$21,841	$34	0.64%
NOW and money market deposit accounts	146,284	295	0.81	142,338	291	0.83	129,856	346	1.07
Consumer CDs and IRAs	69,506	742	4.28	66,937	695	4.21	68,015	764	4.51
Negotiable CDs, public funds and other time deposits	12,912	45	1.41	3,598	16	1.78	4,635	30	2.43

Total domestic interest-bearing deposits	253,122	1,117	1.77	235,789	1,036	1.78	224,347	1,174	2.10

Foreign interest-bearing deposits(3):
Banks located in foreign countries	16,150	87	2.16	14,218	80	2.27	14,048	108	3.10
Governments and official institutions	2,392	8	1.42	1,785	6	1.31	2,449	12	1.89
Time, savings, and other	19,209	57	1.18	18,071	61	1.38	18,860	90	1.91

Total foreign interest-bearing deposits	37,751	152	1.61	34,074	147	1.75	35,357	210	2.38

Total interest-bearing deposits	290,873	1,269	1.75	269,863	1,183	1.78	259,704	1,384	2.14

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	152,722	514	1.35	123,041	453	1.49	97,579	529	2.17
Trading account liabilities	38,610	316	3.28	34,858	308	3.58	31,841	344	4.34
Long-term debt and trust preferred securities	68,927	531	3.08	67,399	572	3.40	65,940	633	3.84

Total interest-bearing liabilities(2)	551,132	2,630	1.91	495,161	2,516	2.05	455,064	2,890	2.55

Noninterest-bearing sources:
Noninterest-bearing deposits	114,434			115,897			106,282
Other liabilities	58,809			52,841			36,979
Shareholders’ equity	50,269			49,400			48,274

Total liabilities and shareholders’ equity	$774,644			$713,299			$646,599

Net interest spread			3.01			3.13			3.26
Impact of noninterest-bearing sources			0.32			0.39			.49

Net interest income/yield on earning assets		$5,524	3.33%		$5,361	3.52%		$5,262	3.75%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $587 and $576 in the second and first quarters of 2003 and $509 in the second quarter of 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $28 and $46 in the second and first quarters of 2003 and $65 in the second quarter of 2002, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Average Balances and Interest Rates—Tax-Equivalent Basis

(Dollars in millions)

	Six Months Ended
	June 30, 2003			June 30, 2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$7,440	$82	2.22%	$10,459	$124	2.40%
Federal funds sold and securities purchased under
agreements to resell	63,997	388	1.22	46,564	485	2.09
Trading account assets	99,107	2,075	4.20	74,384	1,849	4.99
Securities	81,776	1,821	4.45	70,399	1,902	5.41
Loans and leases(1):
Commercial—domestic	102,184	3,581	7.07	113,829	3,865	6.84
Commercial—foreign	18,437	327	3.57	21,684	438	4.07
Commercial real estate—domestic	19,997	433	4.36	21,866	533	4.92
Commercial real estate—foreign	303	6	3.92	391	9	4.57

Total commercial	140,921	4,347	6.22	157,770	4,845	6.19

Residential mortgage	117,243	3,285	5.62	87,953	2,991	6.82
Home equity lines	22,908	531	4.67	22,296	599	5.42
Direct/Indirect consumer	31,824	998	6.32	30,191	1,092	7.30
Consumer finance	7,626	291	7.67	11,590	481	8.34
Credit card	25,452	1,333	10.57	19,895	1,000	10.13
Foreign consumer	2,009	34	3.46	2,070	38	3.71

Total consumer	207,062	6,472	6.28	173,995	6,201	7.17

Total loans and leases	347,983	10,819	6.26	331,765	11,046	6.70

Other earning assets	38,132	846	4.46	22,117	711	6.47

Total earning assets(2)	638,435	16,031	5.05	555,688	16,117	5.83

Cash and cash equivalents	22,455			21,616
Other assets, less allowance for credit losses	83,251			64,859

Total assets	$744,141			$642,163

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$23,672	$69	0.59%	$21,281	$67	0.64%
NOW and money market deposit accounts	144,322	586	0.82	128,544	681	1.07
Consumer CDs and IRAs	68,228	1,437	4.25	68,683	1,494	4.39
Negotiable CDs, public funds and other time deposits	8,281	61	1.49	4,654	62	2.63

Total domestic interest-bearing deposits	244,503	2,153	1.78	223,162	2,304	2.08

Foreign interest-bearing deposits(3):
Banks located in foreign countries	15,189	167	2.21	14,752	215	2.94
Governments and official institutions	2,090	14	1.37	2,675	26	1.93
Time, savings, and other	18,643	118	1.27	19,238	183	1.92

Total foreign interest-bearing deposits	35,922	299	1.68	36,665	424	2.33

Total interest-bearing deposits	280,425	2,452	1.76	259,827	2,728	2.12

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	137,964	967	1.41	92,255	1,006	2.20
Trading account liabilities	36,745	624	3.42	31,455	629	4.03
Long-term debt and trust preferred securities	68,167	1,103	3.24	66,812	1,245	3.73

Total interest-bearing liabilities(2)	523,301	5,146	1.98	450,349	5,608	2.51

Noninterest-bearing sources:
Noninterest-bearing deposits	115,162			105,371
Other liabilities	55,841			38,576
Shareholders’ equity	49,837			47,867

Total liabilities and shareholders’ equity	$744,141			$642,163

Net interest spread			3.07			3.32
Impact of noninterest-bearing sources			0.35			0.48

Net interest income/yield on earning assets		$10,885	3.42%		$10,509	3.80%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $1,163 and $1,065 in the six months ended June 30, 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $74 and $10 in the six months ended June 30, 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Key Measures

Total revenue*	$12,623	$11,373	$6,590	$6,033	$6,192	$6,051	$5,723
Provision for credit losses	1,010	875	522	488	510	420	449
Net income	3,462	3,144	1,871	1,591	1,721	1,678	1,587
Shareholder value added	2,480	2,080	1,381	1,099	1,168	1,144	1,056
Return on average equity	35.5%	32.7%	38.5%	32.6%	34.7%	34.9%	33.1%
Efficiency ratio*	48.5	48.7	47.1	50.0	47.5	49.4	48.3

Selected Average Balance
Sheet Components

Total loans and leases	$186,789	$181,721	$187,811	$185,756	$184,243	$182,142	$182,012
Total deposits	301,080	278,418	306,447	295,654	292,259	283,769	280,161
Total earning assets	330,535	277,077	339,030	321,945	314,605	286,249	279,024

Period End (in billions)
Mortgage servicing portfolio	$249.6	$287.8	$249.6	$257.2	$264.5	$278.7	$287.8
Mortgage originations:
Retail	50.0	22.4	28.2	21.8	22.2	15.3	9.5
Wholesale	23.0	9.7	12.2	10.8	9.7	8.6	4.9

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with over 5.6 million subscribers. This represents an active customer penetration rate of 37%.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

2.4 million active bill pay users paid over $10.9 billion worth of bills this quarter. The number of customers who sign up and use Bank of America Bill Pay Service continues to far surpass that of any other financial institution.

Currently, 240 companies are presenting over 4.0 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Key Measures

Outstandings:
Held (Period end)	$27,419	$21,155	$27,419	$24,819	$24,729	$23,062	$21,155
Managed (Period end)	30,807	27,089	30,807	29,064	29,461	28,057	27,089
Held (Average)	25,452	19,895	26,211	24,684	23,535	22,263	20,402
Managed (Average)	29,568	26,721	29,970	29,161	28,406	27,540	26,902

Managed Income Statement:
Total revenue	$2,008	$1,633	$1,043	$965	$943	$895	$806
Provision for credit losses	882	764	473	409	386	392	393
Noninterest expense	554	493	279	275	244	254	249

Income before income taxes	572	376	291	281	313	249	164

Shareholder Value Added	$262	$155	$134	$128	$152	$114	$62

Credit Quality:

Held:
Charge-offs $	$701	$510	$378	$323	$299	$285	$269
Charge-offs %	5.56%	5.17%	5.78%	5.31%	5.03%	5.09%	5.28%

Managed:
Losses $	$807	$730	$429	$378	$357	$356	$375
Losses %	5.50%	5.51%	5.74%	5.25%	4.99%	5.13%	5.59%

Managed Delinquency %:
30+	3.99%	3.78%	3.99%	4.18%	3.94%	3.63%	3.78%
90+	1.80	1.76	1.80	1.91	1.71	1.66	1.76

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Total revenue*	$4,605	$4,591	$2,262	$2,343	$2,085	$2,001	$2,306
Provision for credit losses	444	481	172	272	524	203	216
Net income	921	967	440	481	206	385	509
Shareholder value added	378	306	175	203	(120)	62	183
Return on average equity	18.2%	17.1%	17.8%	18.6%	7.4%	14.0%	18.3%
Efficiency ratio*	59.6	56.6	62.7	56.5	60.4	60.5	56.2

Selected Average Balance Sheet Components
Total loans and leases	$53,899	$65,552	$51,285	$56,543	$60,475	$61,032	$64,114
Total deposits	67,106	63,492	66,900	67,315	65,879	66,163	63,770
Total earning assets	229,654	197,004	233,125	226,145	207,767	203,537	201,401

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Source: Thomson Financial—First Half 2003

Significant US market share gains

Convertible debt market share more than doubled its market share year over year, from 4.3% to 8.7%.

The market share for common stock underwriting more than doubled from 2.0% in the first half of 2002 to 4.9% year to date.

Mortgage-backed securities increased from 5.5% to 8.5% year over year.

Bank of America Corporation

Asset Management Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Total revenue*	$1,190	$1,220	$612	$578	$588	$571	$622
Provision for credit losses	(1)	170	3	(4)	30	118	143
Net income	284	203	144	140	108	63	66
Shareholder value added	136	67	70	66	26	(14)	(2)
Return on average equity	20.7%	17.6%	21.1%	20.3%	15.5%	9.6%	11.4%
Efficiency ratio*	63.3	60.4	63.2	63.3	67.3	63.7	61.0

Selected Average Balance
Sheet Components
Total loans and leases	$22,775	$24,550	$22,866	$22,683	$22,950	$23,637	$24,308
Total deposits	12,784	11,806	12,710	12,859	12,531	11,967	11,776
Total earning assets	23,601	25,175	23,784	23,415	23,693	24,238	24,907

Period End (in billions)
Assets under management	$314.9	$295.2	$314.9	$297.0	$310.4	$271.9	$295.2
Client brokerage assets	90.6	90.5	90.6	90.8	90.9	87.1	90.5
Assets in custody	47.9	41.0	47.9	45.1	46.5	42.1	41.0

Total client assets	$453.4	$426.7	$453.4	$432.9	$447.8	$401.1	$426.7

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Total revenue*	$(119)	$(112)	$(12)	$(107)	$(100)	$(233)	$(84)
Provision for credit losses	4	—	3	1	7	—	—
Net income	(114)	(87)	(28)	(86)	(83)	(161)	(55)
Shareholder value added	(225)	(215)	(84)	(141)	(146)	(223)	(120)
Return on average equity	(11.1)%	(8.2)%	(5.5)%	(16.7)%	(15.6)%	(30.6)%	(10.1)%
Efficiency ratio*	(45.5)	(32.3)	n/m	(24.2)	(27.5)	(11.5)	(10.5)

Selected Average Balance
Sheet Components
Total loans and leases	$424	$437	$414	$434	$438	$446	$448
Total earning assets	424	441	414	434	438	446	448

Period End
Investment balances for Principal Investing	$5,436	$5,429	$5,436	$5,435	$5,395	$5,429	$5,429

*	Taxable-equivalent basis

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02
Total revenue*	$525	$358	$327	$198	$202	$295	$176
Provision for credit losses	148	202	72	76	94	63	80
Net income(2)	609	173	311	298	662	270	114
Shareholder value added	(215)	(572)	(128)	(87)	286	(89)	(283)

Selected Average Balance
Sheet Components
Total loans and leases	$84,096	$59,505	$87,903	$80,246	$74,994	$73,228	$64,802
Total deposits	14,617	11,482	19,250	9,932	10,712	12,034	10,279
Total earning assets	180,128	135,535	199,028	161,018	171,269	158,047	138,771

*	Taxable-equivalent basis

(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.
(2)	The fourth quarter of 2002 includes $488 tax benefit related to the settlement of federal income tax returns through 1999.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	2Q02		3Q02		4Q02		1Q03		2Q03
	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio
Commercial—domestic	$383	1.38%	$240	0.90%	$478	1.80%	$239	0.94%	$221	0.88%
Commercial—foreign	119	2.23	148	2.77	205	3.95	120	2.57	53	1.19
Commercial real estate—domestic	8	0.14	6	0.12	9	0.20	9	0.18	10	0.21

Total commercial	510	1.32	394	1.05	692	1.87	368	1.04	284	0.82

Residential mortgage	8	0.03	5	0.02	18	0.07	2	0.01	11	0.04
Home equity lines	7	0.12	5	0.08	6	0.10	6	0.11	6	0.11
Direct/Indirect consumer	38	0.50	48	0.63	60	0.78	56	0.72	38	0.47
Consumer finance	49	1.77	54	2.13	77	3.44	68	3.42	46	2.52
Credit card	269	5.28	285	5.09	299	5.03	323	5.31	378	5.78
Other consumer domestic	7	n/m	11	n/m	11	n/m	9	n/m	8	n/m
Foreign consumer	—	—	2	0.32	2	0.38	1	0.20	1	0.28

Total consumer	378	0.84	410	0.85	473	0.95	465	0.93	488	0.93

Total net charge-offs	$888	1.06	$804	0.94	$1,165	1.35	$833	0.98	$772	0.88

By Business Segment:
Consumer & commercial banking	$449	0.99%	$420	0.92%	$509	1.10%	$488	1.06%	$522	1.12%
Global corporate & investment banking	216	1.35	203	1.32	526	3.44	272	1.96	172	1.34
Asset management	143	2.37	118	1.99	30	0.52	(4)	0.06	3	0.04
Equity investments	—	—	—	—	7	6.26	1	0.72	3	3.36
Corporate other	80	0.50	63	0.34	93	0.50	76	0.38	72	0.33

Total net charge-offs	$888	1.06	$804	0.94	$1,165	1.35	$833	0.98	$772	0.88

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	2Q02	3Q02	4Q02	1Q03	2Q03
Commercial—domestic	$2,847	$3,132	$2,781	$2,605	$2,265
Commercial—foreign	980	854	1,359	1,279	1,040
Commercial real estate—domestic	202	172	161	173	154
Commercial real estate—foreign	3	3	3	3	2

Total commercial	4,032	4,161	4,304	4,060	3,461

Residential mortgage	503	585	612	628	618
Home equity lines	64	57	66	63	55
Direct/Indirect consumer	27	31	30	28	33
Consumer finance	8	8	19	18	11
Foreign consumer	8	7	6	9	9

Total consumer	610	688	733	746	726

Total nonperforming loans	4,642	4,849	5,037	4,806	4,187
Foreclosed properties	297	282	225	227	243

Total nonperforming assets(1)	$4,939	$5,131	$5,262	$5,033	$4,430

Loans past due 90 days or more and still accruing	$605	$726	$764	$808	$726
Nonperforming Assets / Total Assets	0.77%	0.78%	0.80%	0.74%	0.58%
Nonperforming Assets / Total Loans, Leases and Foreclosed Properties	1.45	1.50	1.53	1.46	1.23
Nonperforming Loans / Total Loans and Leases	1.36	1.42	1.47	1.40	1.16

Allowance for Loan Losses	$6,873	$6,861	$6,851	$6,853	$6,841
Allowance / Total Loans	2.02%	2.01%	2.00%	2.00%	1.90%
Allowance / Total Nonperforming Loans	148	142	136	143	163

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Balances do not include $98, $174, $120, $184, and $221 of nonperforming assets included in other assets at June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, and June 30, 2002, respectively.

Bank of America Corporation

Significant Industry Non-Real Estate Outstanding Commercial Loans and Leases

(Dollars in millions)

	June 30, 2003	December 31, 2002	Increase (Decrease) from 12/31/02
Retailing	$11,516	$10,572	9%
Transportation	8,026	8,030	(0)
Leisure and sports, hotels and restaurants	7,694	8,139	(5)
Food, beverage and tobacco	7,038	7,335	(4)
Materials	6,880	7,972	(14)
Education and government	6,553	5,624	17
Capital goods	6,393	7,088	(10)
Commercial services and supplies	5,997	6,449	(7)
Diversified financials	5,985	8,344	(28)
Utilities	4,088	5,590	(27)
Health care equipment and services	3,885	3,912	(1)
Media	3,802	5,911	(36)
Energy	2,766	3,076	(10)
Religious and social organizations	2,639	2,426	9
Telecommunications services	2,516	3,105	(19)
Consumer durables and apparel	2,494	2,591	(4)
Banks	1,392	1,881	(26)
Food and drug retailing	1,258	1,344	(6)
Automobiles and components	1,192	1,024	16
Insurance	1,182	1,616	(27)
Technology hardware and equipment	1,076	1,368	(21)
Other (1)	20,200	21,568	(6)

Total	$114,572	$124,965	(8)

(1)	At June 30, 2003 and December 31, 2002, Other includes $9,662 and $9,090, respectively, of loans outstanding to individuals and trusts, representing 2.7% of total outstanding loans and leases for both period ends. The remaining balance in Other includes loans to industries which primarily include software and services, pharmaceuticals and biotechnology, and household and personal products.

Bank of America Corporation

Selected Emerging Markets

(Dollars in millions)

	Loans and Loan Commitments	Other Financing(1)	Derivative Assets	Securities/ Other Investments(2)	Total Cross- Border Exposure(3)	Gross Local Country Exposure(4)	Total Foreign Exposure June 30, 2003	Increase/ (Decrease) from December 31, 2002
Region/Country
Asia
China	$54	$18	$42	$26	$140	$62	$202	$(42)
Hong Kong(5)	151	59	100	116	426	3,477	3,903	99
India	406	173	61	247	887	937	1,824	451
Indonesia	56	—	18	26	100	2	102	(18)
South Korea	584	583	28	67	1,262	841	2,103	867
Malaysia	8	4	—	11	23	146	169	(71)
Pakistan	5	—	—	—	5	—	5	(2)
Philippines	26	27	3	13	69	57	126	(30)
Singapore	191	9	78	3	281	1,116	1,397	(271)
Taiwan	283	87	44	—	414	580	994	(95)
Thailand	71	5	20	26	122	194	316	53
Other	3	18	1	—	22	84	106	10

Total	$1,838	$983	$395	$535	$3,751	$7,496	$11,247	$951

Central and Eastern Europe
Russian Federation	$0	$0	$0	$4	$4	$2	$6	$1
Turkey	10	3	—	24	37	—	37	(21)
Other	15	13	30	152	210	19	229	(72)

Total	$25	$16	$30	$180	$251	$21	$272	$(92)

Latin America
Argentina	$197	$30	$2	$109	$338	$74	$412	$(53)
Brazil	253	228	37	94	612	255	867	(308)
Chile	57	22	7	8	94	—	94	(47)
Colombia	50	9	5	4	68	—	68	(20)
Mexico	777	152	123	1,967	3,019	197	3,216	1,627
Venezuela	101	1	—	120	222	—	222	(10)
Other	128	54	1	37	220	—	220	(5)

Total	$1,563	$496	$175	$2,339	$4,573	$526	$5,099	$1,184

Total	$3,426	$1,495	$600	$3,054	$8,575	$8,043	$16,618	$2,043

(1)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(2)	Amounts outstanding in the table above for Philippines, Argentina, Mexico, Venezuela and Latin America Other have been reduced by $13, $94, $0, $147 and $41, respectively, at June 30, 2003, and $12, $90, $505, $131 and $37, respectively, at December 31, 2002. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.
(3)	Cross-border exposure includes amounts payable to the Corporation by residents of countries other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with Federal Financial Institutions Examinations Council (FFIEC) reporting rules.
(4)	Gross local country exposure includes amounts payable to the Corporation by residents of countries in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.
(5)	Gross local country exposure to Hong Kong consisted of $1,900 of consumer loans and $1,577 of commercial exposure at June 30, 2003. The consumer loans were collateralized primarily by residential real estate. The commercial exposure was primarily to local clients and was diversified across many industries.